
DULUTH
TRADING
CO



Investor Presentation
Fourth Quarter 2020

March 26, 2021



Disclaimer

Forward-Looking Statements

This presentation dated March 26, 2021 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 26, 2021, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table "Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and "Free Cash Flow" for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization's financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.



Introduction to Duluth Trading Co.

Duluth Trading Co. at a Glance

- Workwear Heritage is the Foundation of our Authentic, Everyday Lifestyle Brand





- Long History of Product Innovation and Solution-Based Design

- Humorous and Distinctive Marketing



DOUBLE FLEX™ BALLROOM JEANS
FIND YOUR INNER FLEX

- Outstanding and Engaging Customer Experience

- Nationwide Omnichannel Presence with Controlled Distribution





WHAT AVERAGE UNDERWEAR FEELS LIKE
GET BUCK NAKED
BIG BAD BOAR
$39.50

Investment Highlights

DULUTH TRADING CO

- Growing lifestyle brand with well-established direct business
- Multiple revenue growth opportunities
  - Evolving into a Portfolio of Distinct Brands within the Duluth Trading Co. Ecosystem
  - Growing Sales in Existing Store and Non-Store Markets
  - Strengthening the Core Men's Duluth Brand
  - Growing our Women's Duluth Brand
- Strategic investments support long-term EBITDA margin expansion
- Generating positive cash flow with a strong balance sheet
- Seasoned and passionate management team with meaningful equity stake

Year Ended Fiscal 2020

Financial Highlights

- **Net sales** of $638.8M increased 4% versus last year
- **Direct-to-consumer net sales** of $460.8M increased 31.5%
- **Adjusted EBITDA** of $55.5M increased +6.8% versus last year
- **Free cash flow** positive $38.5M, compared to negative -$22.4M in 2019



Net Sales and Adjusted EBITDA

- Strong track record of 16% Net Sales and 10% Adjusted EBITDA growth
- Strategic investments and operating efficiencies support long-term objectives of accelerated earnings growth

Net Sales



($ in millions)
FY15-20 CAGR = 16%
304
376
471
568
616
639
2015
2016
2017
2018
2019
2020

Adjusted EBITDA[1]



($ in millions)
FY15-20 CAGR = 10%
34
41
46
52
52
55
2015
2016
2017
2018
2019
2020

[1] Adjusted to reflect the add-back of stock compensation expense.



Growth Strategy

Growth Strategies

1
Evolve into a Portfolio of Distinct Brands within the Duluth Ecosystem

2
Growing Sales in Existing Store and Non-Store Markets

3
Strengthening the Core Men's Duluth Brand

4
Growing our Women's Duluth Brand


ALASKAN HARDGEAR
BUILT BY DULUTH TRADING CO.

FLEX FIRE HOSE CARPENTER



Duluth Trading Co. Brand Platform

DULUTH TRADING CO

Our "can-do" customers

Our **family of brands:** Celebrating the "can-do" spirit by enabling anyone who takes on life with their own two hands:

Duluth Trading Co	40 Grit	Alaskan Hardgear	Best Made
Core line of innovative men's and women's workwear apparel	Tough, no-frills **basics** workwear line	**Performance** outdoor work apparel	**Premium** hardgoods and apparel

Our direct-to-consumer **brand platform:**

- A **store like no other** enabling brand discovery, service and experience
- Product development creating **exclusive, innovative products**
- **Unique creative** producing memorable storytelling
- Leading digital and data capabilities driving **personalized experiences**
- Continued investment in **sustainability** across all brands
- **Customer-centric support** delivering exceptional service
- **Efficient distribution** systems to meet shipping expectations

1

Expanding & Refining our Retail Presence

- Design the next generation store model influenced by recent shifts in shopping behavior that still achieves attractive unit economics
  - Utilize direct segment data to determine markets with existing customer base
  - Focus on regions with demographic that aligns with target customer
  - Geographic diversity indicates significant white space opportunity

- Highly attractive pre-COVID unit economics
  - $450 net sales per selling square feet in Year 1
  - Average 4-wall margin in mid-20's percent
  - Average payback < 2 years
  - 65 Retail stores as of 2020 year-end

- Top 3 Markets: New York, California, Texas


Full Line
Outlet
Announced new stores



2

Stores Triple the Size of Markets and Revive Direct Growth Over Time

DULUTH TRADING CO

Total Sales in a store market grow up to 3X with the presence of retail

Direct sales growth accelerates in store markets 18 to 24 months after opening, as evidenced by the higher growth rates in older store markets

Average Increase in Total Sales in New Store Markets
(2013 – 2020) (1)



Before Store
After Store
Markets Grew 3X

FY20 vs FY19 (2)



Direct Segment YOY Sales Growth Rate
33.2%
Sub-Segment "A"
- Markets with stores opened in 2019 and older
38.7%
Sub-Segment "B"
- Markets with stores opened in 2018 and older
39.6%
Sub-Segment "C"
- Markets with stores opened in 2017 and older
41.3%
Non-Store Markets
27.5%

2

(1) Represents combined retail and direct sales in the store market. Excludes shipping revenues.

(2) Excludes shipping revenues

Retail Stores Attract New, More Valuable Customers

Retail customers more likely to shop across channels, categories, and spend more

Multi-Channel Buyers



~3X Higher
Retail Buyer
Direct Segment Buyer

Multi-Category Buyers



~2X Higher
Retail Buyer
Direct Segment Buyer

Sales Per Customer



~10% Higher
Retail Buyer
Direct Segment Buyer



DULUTH TRADING
WOMEN'S GEAR

2

Note: Data based on internal 12-month active buyer file.

Strengthening the Core Men's Duluth Brand

- Duluth brand men's net sales were flat to 2019
- Selectively broaden our assortment in certain product categories
- Cement Duluth as the most innovative workwear destination.
- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to develop innovative products in our Center for Underwear Advancement initiative



3

Growing the Women's Duluth Brand

DULUTH TRADING CO

- Net sales increased 6% in 2020
- Continue customer acquisition through marketing investments and retail presence
- Expand product offering to address more of her lifestyle and appeal to wider range of female customers
- Plus sizes grew to 11% of women's sales in 2020



Net Sales
($ in millions)
FY15-20 CAGR = 23%
61
81
110
141
163
172
2015
2016
2017
2018
2019
2020



4



Financial Review

Three Months Ended January 31, 2021

Net Sales


($ in millions)
Direct
Retail
$259.6
$96.8
$162.8
-1.4%
$256.0
$68.6
$187.3
2019
(2/2/2020)
2020
(1/31/2021)

Gross Profit


($ in millions)
$137.1
-1.0%
$135.7
3 mos. 2019
(2/2/2020)
3 mos. 2020
(1/31/2021)

Margin *52.8%* *53.0%*

Adjusted EBITDA[1]


($ in millions)
$39.9
-3.1%
$38.7
3 mos. 2019
(2/2/2020)
3 mos. 2020
(1/31/2021)

Margin *15.4%* *15.1%*

Net Income[2]


($ in millions)
$24.2
-10.1%
$21.8
3 mos. 2019
(2/2/2020)
3 mos. 2020
(1/31/2021)

Margin *9.3%* *8.5%*

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net income attributable to noncontrolling interest.

Year Ended January 31, 2021

Net Sales



($ in millions)
Direct
Retail
$615.6
$265.2
$350.4
3.8%
$638.8
$178.0
$460.8
2019
(2/2/2020)
2020
(1/31/2021)

Gross Profit



($ in millions)
$328.1
1.0%
$331.5
2019
(2/2/2020)
2020
(1/31/2021)
Margin
53.3%
51.9%

Adjusted EBITDA[1]



($ in millions)
$51.9
6.8%
$55.5
2019
(2/2/2020)
2020
(1/31/2021)
Margin
8.4%
8.7%

Net Income[2]



($ in millions)
$18.5
-28.2%
$13.4
2019
(2/2/2020)
2020
(1/31/2021)
Margin
3.0%
2.1%

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet, Liquidity, and FCF

DULUTH TRADING CO

Debt to Capital[1, 2]

($ in millions)		As of January 31, 2021
Cash	$	47.2
Debt:		
Line of Credit		0.0
Term Loan		48.3
Total Debt		48.3
Total Shareholders' Equity		191.1
Total Capitalization	**$**	**239.4**
Debt to Capital ratio		20.2%

Free Cash Flow



$38.5
$(22.4)
2019
2020

[1] Balances do not include TRI Holding, LLC, a variable interest entity that is consolidated for reporting purposes.
[2] On April 30, 2020, the Credit Agreement was amended to include an incremental DDTL of $20.5 million (the "Incremental DDTL") that is available to draw upon before March 31, 2021, and matures on April 29, 2021, for a total credit facility of $150.5 million.

Fiscal 2021 Financial Guidance

DULUTH TRADING CO

($ in millions)	2020	2021 Guidance
Net Sales	**$638.8**	**$680 – $700**
Adj. EBITDA	**$55.5**	**$66 – $70**
EPS	**$0.42**	**$0.64 – $0.70**
CAPEX [(1)]	**$16.4**	**~$15.0**

Reconciliation to 2021 Forecasted Adj. EBITDA

	Fiscal Year Ended January 31, 2021			
($ in millions)		Low		High
Forcasted				
Net income	**$**	**21.0**	**$**	**23.0**
(+) Depreciation and amortization		26.6		27.7
(+) Amortization of internal-use software hosting subscription implementation costs		3.2		3.5
(+) Interest expense		5.4		5.2
(+) Amortization of build-to-suit leases capital contribution		0.8		0.8
(+) Income tax expense		7.2		7.9
EBITDA	**$**	**64.1**	**$**	**68.0**
(+) Stock based compensation		1.9		2.0
Adjusted EBITDA	**$**	**66.0**	**$**	**70.0**

[1] 2020 and 2021 include $4.1M and ~$5M, respectively, of additional investments in implementation costs to enhance the value of hosting arrangements, which are included in Prepaid expenses & other current assets on the Company's Consolidated Balance Sheets.

Long-Term Financial Targets

DULUTH TRADING CO

($ in millions)	2017	2018	2019	2020	LT Targets
Net Sales	$471.4	$568.1	$615.6	$638.8	$1.0B
Gross Profit %	55.4%	54.6%	53.3%	51.9%	54 – 55%
Total SG&A %	47.5%	48.1%	48.7%	48.1%	45 – 44%
Adj. EBITDA %	9.8%	9.1%	8.4%	8.7%	15 – 16%



Appendix

Reconciliation to 2020 Adjusted EBITDA and Free Cash Flow

DULUTH TRADING CO

Adjusted EBITDA

($ in millions)	3 Months Ended January 31, 2021	3 Months Ended February 2, 2020	Fiscal Year Ended January 31, 2021	Fiscal Year Ended February 2, 2020
Net income	**$ 21.8**	**$ 24.2**	**$ 13.4**	**$ 18.5**
(+) Depreciation and amortization	7.3	6.1	28.5	22.1
(+) Amortization of internal-use software hosting subscription implementation costs	0.1	-	0.2	-
(+) Interest expense	1.5	1.3	6.3	4.5
(+) Amortization of build-to-suit leases captital contribution	0.2	0.2	0.8	0.8
(-/+) Income tax expense	7.5	7.6	4.6	5.4
EBITDA	**$ 38.3**	**$ 39.5**	**$ 53.8**	**$ 51.3**
(+) Stock based compensation	0.4	0.4	1.6	0.6
Adjusted EBITDA	**$ 38.7**	**$ 39.9**	**$ 55.5**	**$ 51.9**

Free Cash Flow

($ in millions)	Fiscal Year Ended January 31, 2021	Fiscal Year Ended February 2, 2020
Net cash provided by operating activities	**$ 50.8**	**$ 8.3**
Purchases of property and equipment	(11.7)	(24.4)
Capital contributions towards build-to-suit stores	(0.5)	(6.4)
Free Cash Flow (non-GAAP)	**$ 38.5**	**$ (22.4)**

Announced Store Openings

Location	Timing	Gross Sq Ft
Henrico, VA	Opened March 5, 2020	16,828
Springfield, OR	Opened August 14, 2020	20,388
Orland Park, IL	Opened August 20, 2020	10,000
Florence, KY	Opened October 1, 2020	13,126
Cherry Hill, NJ	Q4 Fiscal 2021	11,441

